SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant    ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12

Bluerock Private Real Estate Fund

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

On September 15, 2026, Saba Capital Management, L.P. launched a campaign website located at www.FireBluerock.com, the contents of which are filed herewith as Exhibit 1.

Information regarding the Participants (as defined in Exhibit 2) in any future solicitation of proxies from the shareholders of Bluerock Private Real Estate Fund is filed herewith as Exhibit 2.